AMENDMENT TO EMPLOYMENT AGREEMENT


     Enzon, Inc. (the "Company") and Arthur J. Higgins (the "Executive") agree to amend the Employment Agreement dated as of May 9, 2001 (the "Agreement") as follows:

     1. The first two sentences of Section 2 are amended in their entirety to read as follows:

          "Unless terminated at an earlier date in accordance with Section 9 hereof, the term of Executive's employment hereunder shall commence on the date agreed upon in writing by Executive and the Chairman (the "Chairman") of the Company's Board of Directors (the "Board"), which date shall be no later than June 15, 2001 (the "Commencement Date") and shall extend through such date, not earlier than June 15, 2005, which is twelve (12) months following the date on which either party hereto receives written notice (a "notice of non-renewal") from the other party that such other party does not wish for the term hereof to continue beyond such twelve (12) month period (the "Term"). In the event the Commencement Date does not occur on or before June 15, 2001, this Agreement shall terminate and be of no further force or effect and the parties shall have no obligation to each other under this Agreement or otherwise."

     2. The fourth sentence of Section 3(a) is amended in its entirety to read as follows:

          "The Company agrees to cause Executive to be elected to the Company's Board as of the Commencement Date and to cause Executive to be elected to serve as Chairman at the meeting of the Board held on the day of the Company's next annual meeting of stockholders, but in no event later than December 31, 2001."

     3. Section 4(e) is amended in its entirety to read as follows:

          "(e) Subject to Executive commencing his employment hereunder as the Company's President and Chief Executive Officer on the Commencement Date, Executive shall be granted an option to purchase 400,000 shares of the Company's Common Stock on the Commencement Date, subject to the terms of this Agreement, the Enzon, Inc. Non-Qualified Stock Option Plan, as amended (the "Option Plan"), and a Notice of Option Grant in the form of Exhibit A-1 hereto. Subject to Executive commencing his employment hereunder as the Company's President and Chief Executive Officer on the Commencement Date and remaining employed by the Company as its President and Chief Executive Officer through the date Executive is elected as Chairman of the Board and Executive being elected as Chairman of the Board, on the date Executive is elected as Chairman of the Board (the "Election Date"), Executive shall be granted an additional option to purchase 400,000 shares of Common Stock of the Company, subject to the terms of this Agreement, the Option Plan and the Notice of Option Grant in the form of Exhibit A-2 hereto. The respective exercise prices of the options granted on the Commencement Date and on the Election Date shall be the last reported sale price of a share of Common Stock as reported by the Nasdaq Stock Market on the Commencement Date and the Election Date, respectively. The option granted on the Commencement Date shall vest and be exercisable as to 200,000 shares on such Date (subject to the requirement in the Option Plan that such options not be exercisable for six months after the grant date thereof) and as to 50,000 shares on each of the first, second, third and fourth anniversaries of such Date. The option granted on the Election Date shall vest and be exercisable as to 100,000 shares on each of the first, second and third anniversaries of such Date, and as to 100,000 shares on the fourth anniversary of such Date (or such earlier date, if any, as the Term ends as a result of a notice of non-renewal delivered by the Company pursuant to Section 2 hereof). Notwithstanding the foregoing, each such option shall immediately vest and become exercisable (subject to the requirement in the Option Plan that such options not be exercisable for six months after the grant date thereof) when the last reported sale price of a share of the Common Stock is at least one hundred dollars ($100.00) as reported on the Nasdaq Stock Market for at least twenty
(20) consecutive trading days after its respective date of grant, provided that, except as otherwise provided in Section 10 hereof, Executive is then employed by the Company on a full-time basis as its President and Chief Executive Officer. The price of the Common Stock that triggers accelerated vesting of such options shall be adjusted for stock splits, stock dividends and other similar recapitalization events. Except as otherwise provided in Section 10 hereof, once such options become exercisable they shall remain exercisable until 5:00 p.m. New York City time on the tenth (10th) anniversary of the applicable grant date. Except as otherwise provided in this Agreement, the Option Plan, a copy of which Executive has received and reviewed, shall govern the terms of the options. In addition, at the discretion of the Board (or its applicable committee), Executive shall be entitled to receive further grants of stock options, subject to the terms of the Option Plan."

     4. Sections 10(a)(vi) and 10(f)(vii) are both amended in their entirety to read as follows:

          "all options granted to Executive pursuant to Section 4(e) hereof which have not vested at the time of such termination will terminate as of the date of such termination and will be of no further force or effect; provided however that a pro rated portion (based on the portion of the year between anniversaries of the applicable grant date (i.e., the Commencement Date or the Election Date, as the case may be) during which Executive is employed by the Company) of the tranche of unvested options which were scheduled to vest on the anniversary of the grant date immediately following the date of such termination shall vest;"

     5. Exhibit A to the Agreement is replaced in its entirety by Exhibit A-1 hereto and a new Exhibit A-2, in the form of Exhibit A-2 hereto, is added to the Agreement.

     6. Except as amended hereby, the Agreement shall remain in full force and effect.

     7. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     The parties hereto have executed this Amendment as of the 23rd day of May 2001.

                                      ENZON, INC.


                                      By:
                                         ---------------------------------------
                                            Kenneth J. Zuerblis
                                            Vice President, Finance and
                                              Chief Financial Officer

                                      By:
                                         ---------------------------------------
                                             Arthur J. Higgins

Certificate No. ____________                         Optionee: Arthur J. Higgins

No. of options:  400,000       Date granted:  ____________      Price:  ________


     This Option is granted pursuant to the employment agreement dated as of May 9, 2001, as amended (the "Employment Agreement") between the Optionee and Enzon Inc. (the "Company"). The Optionee acknowledges receipt of a copy of the Enzon Non-Qualified Stock Option Plan, as Amended (the "Plan"), and represents that he is familiar with the terms and provisions of the Plan and the Employment Agreement. The Optionee hereby accepts this Option and agrees that except as otherwise provided in the Employment Agreement, the Option Plan shall govern the terms of the options granted herein. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Compensation Committee or the Board of Directors upon any questions arising under the Plan. As a condition to the issuance of shares of Common Stock of the Company under this Option, the Optionee authorizes the Company to withhold, in accordance with applicable law from any regular cash compensation payable to him, any taxes required to be withheld by the Company under Federal, state or local law as a result of his exercise of this Option. The Company, in its sole and absolute discretion, may allow Optionee to satisfy Optionee's federal and state income tax withholding obligations upon exercise of the Option by (i) having the Company withhold a portion of the shares of common stock otherwise to be delivered upon exercise of the Option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with such rules as the Company may from time to time establish, or (ii) delivering to the Company shares of its common stock other than the shares issuable upon exercise of the Option with a fair market value equal to such taxes, in accordance with such rules.


Dated:  [             ]

                                      ENZON, INC.


                                      By:_______________________________________
                                          Name:
                                          Title:


                                      Optionee:


                                      __________________________________________
                                      Arthur J. Higgins



                                   Exhibit A-1

Certificate No. ____________                         Optionee: Arthur J. Higgins

No. of options:  400,000       Date granted:  ____________      Price:  ________



     This Option is granted pursuant to the employment agreement dated as of May 9, 2001, as amended (the "Employment Agreement"), between the Optionee and Enzon Inc. (the "Company"). The Optionee acknowledges receipt of a copy of the Enzon Non-Qualified Stock Option Plan, as Amended (the "Plan"), and represents that he is familiar with the terms and provisions of the Plan and the Employment Agreement. The Optionee hereby accepts this Option and agrees that except as otherwise provided in the Employment Agreement, the Option Plan shall govern the terms of the options granted herein. The Optionee hereby agrees to accept as binding, conclusive, and final all decisions and interpretations of the Compensation Committee or the Board of Directors upon any questions arising under the Plan. As a condition to the issuance of shares of Common Stock of the Company under this Option, the Optionee authorizes the Company to withhold, in accordance with applicable law from any regular cash compensation payable to him, any taxes required to be withheld by the Company under Federal, state or local law as a result of his exercise of this Option. The Company, in its sole and absolute discretion, may allow Optionee to satisfy Optionee's federal and state income tax withholding obligations upon exercise of the Option by (i) having the Company withhold a portion of the shares of common stock otherwise to be delivered upon exercise of the Option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with such rules as the Company may from time to time establish, or (ii) delivering to the Company shares of its common stock other than the shares issuable upon exercise of the Option with a fair market value equal to such taxes, in accordance with such rules.


Dated:  [              ]

                                      ENZON, INC.


                                      By:_______________________________________
                                          Name:
                                          Title:


                                      Optionee:


                                      __________________________________________
                                      Arthur J. Higgins



                                  Exhibit A-2